UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       ___________________________________________________________________


        Date of Report (Date of earliest event reported): March 30, 2005

                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-32523                  98-0222710
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)


                    1200 MacArthur Boulevard                       07430
                       Mahwah, New Jersey                       (Zip Code)
            (Address of principal executive offices)



       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 30, 2005, DOBI Medical International, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with the purchasers listed on Exhibit A to the Purchase Agreement (collectively, the "Purchasers") for the private placement (the "Private Placement") of 21,000,000 shares (the "Shares") of the Company's common stock, $.0001 par value (the "Common Stock"), at a price of $.50 per share, and warrants to purchase 10,500,000 shares of Common Stock (the "Warrant Shares"), at an exercise price of $.75 for the first 5,250,000 Warrant Shares and $1.25 for the next 5,250,000 Warrant Shares, resulting in aggregate gross cash proceeds to the Company of $10,500,000 and approximate net cash proceeds to the Company of $9,665,000. The transaction closed simultaneously with the execution of the Purchase Agreement on March 30, 2005.

         Pursuant to the terms of a Registration Rights Agreement with the Purchasers, the Company has agreed to file a registration statement (the "Registration Statement") with the U.S. Securities and Exchange Commission no later than 30 calendar days following March 30, 2005, covering the resale of the Shares and Warrant Shares, and to use all commercially reasonable efforts to cause the Registration Statement to be declared effective within 120 calendar days after March 30, 2005, and to remain continuously effective until the earlier of (i) the second anniversary of the effective date of the Registration Statement, and (ii) the date on which the Shares and Warrant Shares registered under the Registration Statement can be sold by non-affiliates of the Company pursuant to Rule 144(k) promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Purchase Agreement also contains representations and warranties by the Company and each Purchaser typical of transactions of this type.

         C.E. Unterberg, Towbin LLC, the placement agent for the transaction, received a cash fee equal to 7% of the aggregate gross proceeds of the Private Placement.

         The form of each of the Warrant, Purchase Agreement and Registration Rights Agreement is filed herewith as Exhibit 4.1, Exhibit 10.1 and Exhibit 10.2, respectively, and is incorporated in its entirety herein by this reference. The Company's press release announcing the completion of the Private Placement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sales and issuances of the securities under the Purchase Agreement to the Purchasers were determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. All of the Purchasers represented that they were accredited investors, as that term is defined in Regulation D, and that they were acquiring such securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.



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


EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------

4.1 Form of Warrant to Purchase Common Stock, dated as of March 30, 2005, of DOBI Medical International, Inc.

10.1 Securities Purchase Agreement, dated as of March 30, 2005, by and between DOBI Medical International, Inc. and the Purchasers listed on Exhibit A thereto.

10.2 Registration Rights Agreement, dated as of March 30, 2005, by and between DOBI Medical International, Inc. and the Purchasers listed on Exhibit A thereto.

99.1     Press release issued by DOBI Medical International, Inc. on
         March 31, 2005.



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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DOBI MEDICAL INTERNATIONAL, INC.



Date: March 31, 2005                      By:  /s/ Phillip C. Thomas
                                               ---------------------------------
                                               Phillip C. Thomas
                                               Chief Executive Officer


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



                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                     EXHIBIT DESCRIPTION
------                     -------------------

4.1 Form of Warrant to Purchase Common Stock, dated as of March 30, 2005, of DOBI Medical International, Inc.

10.1 Securities Purchase Agreement, dated as of March 30, 2005, by and between DOBI Medical International, Inc. and the Purchasers listed on Exhibit A thereto.

10.2 Registration Rights Agreement, dated as of March 30, 2005, by and between DOBI Medical International, Inc. and the Purchasers listed on Exhibit A thereto.

99.1     Press release issued by DOBI Medical International, Inc. on
         March 31, 2005.



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